UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2024

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 17, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Beyond Air, Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective immediately. The dismissal was not related to any disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of Marcum on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except for a paragraph in the report on the consolidated financial statements of the Company as of and for the fiscal year ended March 31, 2024 regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2024 and 2023 and the subsequent interim period through the date of this report, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in their reports. During the fiscal years ended March 31, 2024 and 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

Marcum has been authorized by the Company to respond fully to the inquiries of WithumSmith+Brown, PC (“Withum”), the successor independent registered public accounting firm. The Company provided Marcum with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by Marcum, dated December 20, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8- K.

(b) Appointment of New Independent Registered Public Accounting Firm

On December 17, 2024, the Audit Committee approved the engagement of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, effective immediately. During the Company’s two most recent fiscal years ended March 31, 2024 and 2023 and the subsequent interim periods, neither the Company nor anyone acting on its behalf consulted with Withum regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated December 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: December 20, 2024	By:	/s/ Steven A. Lisi
	Name:	Steven A. Lisi
	Title:	Chief Executive Officer